EXHIBIT 32

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of eGene, Inc. (the "Company") on Form 10-QSB Quarterly Report for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, we, Udo Henseler, Chairman of the Board and Chief Executive Officer and Jeffrey Williams, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.    The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 11, 2005       By: /s/ Udo Henseler
                              Udo Henseler
                              Chairman of the Board, Chief Executive
                              Officer

Dated: May 11, 2005       By: /s/ Jeffrey Williams
                              Jeffrey Williams
                              Chief Financial Officer